ESC-SUMSUP-1 090613
Summary Prospectus Supplement dated September 6, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco European Small Company Fund
As of the open of business on October 4, 2013, the Fund will limit public sales of its shares to certain investors. Please see the “Other Information – Limited Fund Offering” section of the statutory prospectus for further information.
ESC-SUMSUP-1 090613